UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 2004

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure.

SIGNATURES

ITEM 7.01. REGULATION FD DISCLOSURE.

Following are certain preliminary system statistics and traffic results for Atlas Air Worldwide Holdings, Inc., a Delaware corporation (the “Company”), for each of the months January 2004 through July 2004, year-to-date for the period ended July 31, 2004, and for the corresponding periods during the prior year (the “Operating Statistics”). For the period of January 2004 through July 2004, total block hour activity for the Company declined 3.5% versus the same period in 2003. Over the same period the average number of aircraft operated by the Company declined by 16.0%. Block hours operated in the ACMI segment increased 19.8% year over year, while Commercial Charter hours declined 43.6%, primarily due to a reallocation of available aircraft to other business segments, and Military Charter hours declined 45.7%. Capacity in the Scheduled Service business (as measured by available ton miles “ATM’s”) increased 16.4% year over year, and traffic (as measured by revenue ton miles “RTM’s”) increased 20.5% year over year, resulting in an increased load factor of 60.8% in 2004 over the 57.7% load factor in 2003.

	Atlas Air Worldwide Holdings
	Preliminary System Statistics & Traffic Results
	2004
								Year
	Jan	Feb	Mar	Apr	May	Jun	Jul	to-Date
OPERATING STATISTICS
Operating Fleet (average during the month)[1]
Aircraft count	41.0	38.8	38.0	37.9	36.1	36.0	36.3	37.6
Block Hours
Scheduled Service	4,181.9	4,666.3	5,043.9	5,111.1	4,721.7	4,541.3	4,484.7	32,751.0
Commercial Charter	378.1	209.4	134.4	203.1	187.7	268.2	566.9	1,947.8
Military Charter	1,193.6	1,583.6	1,740.7	1,852.2	2,072.5	2,313.0	2,319.2	13,074.8
ACMI	4,119.7	5,068.1	6,401.9	5,468.4	5,279.9	4,994.1	5,338.2	36,670.1
Non Revenue	134.6	115.5	100.6	83.1	112.4	94.0	125.7	765.8

Total Block Hours	10,007.9	11,642.9	13,421.4	12,717.9	12,374.2	12,210.7	12,834.6	85,209.5
Scheduled Service Traffic
RTM’s (000’s)	110,687	149,008	194,438	186,932	177,657	165,344	173,373	1,157,440
ATM’s (000’s)	241,941	251,680	297,731	301,721	277,575	267,079	265,005	1,902,731
Load Factor	45.7%	59.2%	65.3%	62.0%	64.0%	61.9%	65.4%	60.8%

[1]	Year-to-date represents the average fleet count. Operating Fleet excludes the following aircraft count that are dry leased or parked by month:

Dry leased	3.0	4.0	4.0	4.0	4.0	4.0	4.0
Parked	8.0	8.0	5.6	5.0	5.0	5.0	4.7

For July 2004, 3.7 of the 4.7 aircraft included as parked are undergoing (or scheduled to undergo) maintenance, and are scheduled to return to operating status for the remainder of 2004.

	Atlas Air Worldwide Holdings
	Preliminary System Statistics & Traffic Results
	2003
								Year
	Jan	Feb	Mar	Apr	May	Jun	Jul	to-Date
OPERATING STATISTICS
Operating Fleet (average during the month)[1]
Aircraft count	45.5	44.8	44.5	44.0	44.3	44.3	46.0	44.8
Block Hours
Scheduled Service	3,853.0	3,057.0	3,937.0	3,846.3	4,074.0	4,512.3	4,437.1	27,716.7
Commercial Charter	418.7	740.1	730.3	645.2	311.9	329.7	276.3	3,452.3
Military Charter	3,161.0	3,924.9	4,276.9	4,129.5	3,403.4	2,298.8	2,876.6	24,071.0
ACMI	4,074.5	2,857.7	5,822.7	4,516.3	4,148.1	4,552.7	4,639.8	30,611.8
Other Products	668.8	518.6	202.8	92.4	12.0	—	—	1,494.6
Non Revenue	187.1	183.8	137.7	158.8	155.2	82.5	66.1	971.3

Total Block Hours	12,363.1	11,282.1	15,107.4	13,388.5	12,104.7	11,776.0	12,295.9	88,317.7
Scheduled Revenue and Traffic
RTM’s (000’s)	119,533	108,417	154,310	132,279	138,653	154,608	152,616	960,416
ATM’s (000’s)	223,342	185,547	237,032	233,062	246,043	269,896	270,250	1,665,171
Load Factor	53.5%	58.4%	65.1%	56.8%	56.4%	57.3%	56.5%	57.7%

[1]	Year-to-date represents the average fleet count. Operating Fleet excludes the following aircraft count that are dry leased or parked by month:

Dry Leased	5.0	4.75	4.0	4.0	3.0	3.0	3.0
Parked	2.5	3.5	4.5	5.0	5.75	5.75	4.0

The Operating Statistics do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other prescribed form or format. The Company cautions readers not to place undue reliance upon the information contained in the Operating Statistics. The Operating Statistics, which have not been audited, may not be indicative of the Company’s financial statements in reports that would be required to be filed pursuant to the Exchange Act.

As previously reported, on July 27, 2004, the Company and its affiliated debtor subsidiaries completed their financial restructuring and emerged from Chapter 11 bankruptcy protection as their Joint Plan of Reorganization became effective. On January 30, 2004, the Company and such affiliated debtor subsidiaries had each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida.

On July 23, 2004 and July 29, 2004, under cover of Form 8-K and Form 8-K/A, respectively, the Company previously filed its audited consolidated balance sheets as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the two years in the period ended December 31, 2003, together with the related report of Ernst & Young LLP. On December 12, 2003, under cover of Form 8-K, the Company filed its audited consolidated balance sheet as of December 31, 2002 and the related consolidated statement of operations, stockholders’ equity and cash flows for the year then ended, together with the related report of Ernst & Young LLP. The Company expects to file a report or reports for certain completed fiscal periods as soon as reasonably practicable; until the Company files such report or reports, however, the Company expects to provide supplemental operational information through the release of operating statistics and supplemental data, as applicable, under cover of Form 8-K.

As previously reported, Polar Air Cargo, Inc. (“Polar”), one of the Company’s subsidiaries, was tentatively selected by the U.S. Department of Transportation (“DOT”) as the next U.S. carrier to be designated under the recently signed aviation agreement with China. The DOT’s decision tentatively grants Polar the right to conduct six weekly flights to mainland China this year, expanding to nine frequencies in 2005.

The Operating Statistics and the related discussion contained in this Item 7.01 are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

The Operating Statistics and this Report on Form 8-K may include forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of legal proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only the Company’s beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond the Company’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statement. These factors include, but are not limited to, the following: the ability of the Company to operate pursuant to the terms of its financing facilities; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to continue as a going concern; demand for cargo services in the markets in which the Company operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company’s products; pending and future litigation; the market acceptance of the Company’s new common stock; and other risks and uncertainties set forth from time to time in the Company’s reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.
Dated: September 9, 2004	By:	/s/ John W. Dietrich
		Name:	John W. Dietrich
		Title:	Senior Vice President, General Counsel and Chief Human Resources Officer

Atlas Air, Inc.
Dated: September 9, 2004	By:	/s/ John W. Dietrich
		Name:	John W. Dietrich
		Title:	Senior Vice President, General Counsel and Chief Human Resources Officer